UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

FORRESTER RESEARCH, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-21433	04-2797789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Acorn Park Drive
Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 613-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	FORR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

At the Annual Meeting of Stockholders of Forrester Research, Inc. (the “Company”) held on May 12, 2026 (the “Annual Meeting”), the stockholders of the Company approved the amendment and restatement of the Forrester Research, Inc. Third Amended and Restated Employee Stock Purchase Plan (the “Amended and Restated Employee Stock Purchase Plan”), pursuant to which the number of shares available for purchase was increased by 450,000 shares, as previously described in the Company’s Proxy Statement on Schedule 14A filed on March 31, 2026, with such amendment and restatement effective as of March 25, 2026, the date of adoption by the Company’s Board of Directors.

The Amended and Restated Employee Stock Purchase Plan is included with this Current Report on Form 8-K as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

See Item 1.01.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders.The proposals are described in the Company’s definitive proxy statement for the Annual Meeting. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.

Proposal 1 – The election of six nominees to the Company’s Board of Directors.

The six nominees named in the definitive proxy statement were elected to serve as directors. Information as to the vote on each director standing for election is provided below:

Nominee	For	Withheld	Broker Non-Votes
Robert Bennett	15,093,826	573,604	1,894,164
Neil Bradford	15,545,386	122,044	1,894,164
George F. Colony	15,526,010	141,420	1,894,164
Anthony Friscia	15,289,221	378,209	1,894,164
Corinne Munchbach	15,500,971	166,459	1,894,164
Warren Romine	15,566,731	100,699	1,894,164

Proposal 2 – Approval of an amendment and restatement of the Company’s Third Amended and Restated Employee Stock Purchase Plan to increase the number of shares available for purchase under the plan.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
15,623,367	38,217	5,846	1,894,164

Proposal 3 – The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
17,421,397	87,834	52,363	-0-

Proposal 4 – Approval by non-binding vote Forrester Research, Inc. executive compensation.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
15,073,307	156,133	437,990	1,894,164

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated Employee Stock Purchase Plan, effective March 25, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

Date:	May 13, 2026	By:	/s/ Ryan D. Darrah
Ryan D. Darrah, Chief Legal Officer and Secretary